ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of March 26, 2007, by and among Med-Tech Solutions, Inc., a Nevada corporation (the “Company”), the purchasers signatories hereto (each a “Purchaser” and together the “Purchasers”), and Sichenzia Ross Friedman Ference LLP, with an address at 1065 Avenue of the Americas, New York, New York 10036 (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Subscription Agreement and the Confidential Private Placement Memorandum referred to in the first recital.

W I T N E S S E T H:

WHEREAS, the Purchasers will be purchasing from the Company in a private placement transaction, severally and not jointly with the other Purchasers, in the aggregate, up to $2,300,000.00 of Shares of Common Stock of the Company on the Closing Date as set forth in the Subscription Agreement (the “Subscription Agreement”) dated the date hereof between the Purchasers and the Company and the Confidential Private Placement Memorandum dated February 16, 2007, which securities will be issued under the terms contained herein and in the Subscription Agreement; and

WHEREAS, the Offering is being made to “accredited investors”, as defined in Regulation D under the Securities Act of 1933, as amended (the “1933 Act”), in accordance with Regulation S of the 1933 Act on a “best efforts”, no minimum, $2,300,000 maximum offering basis;

WHEREAS, the minimum subscription amount that will be accepted from any investor is $25,000;

WHEREAS, the closing of the Offering is conditioned on the receipt of acceptable subscriptions for the Shares (the requirement for the receipt of acceptable subscription, together with certain other conditions to closing, are collectively referred to as the “Closing Conditions”);

WHEREAS, the Offering will commence on or about February 16, 2007 and will close only after the satisfaction of all Closing Conditions, but must lose on or prior to April 30, 2007, which date may be extended for up to an additional 30 days at the sole discretion of the Company (the “Closing Date”);

WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow upon the terms set forth herein;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

TERMS OF THE ESCROW

1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to $2,300,000.00 in the aggregate, of Shares as contemplated by the Subscription Agreement.

1.2. Upon the Escrow Agent’s receipt of the aggregate Subscription Amounts for the Closing into its master escrow account, together with executed counterparts of this Agreement, the Subscription Agreement and the completed Confidential Prospective Purchaser Questionnaire, it shall within one business day telephonically advise the Company, or the Company’s designated attorney or agent and counsel of the Purchasers, of the amount of funds it has received into its master escrow account.

1.3. Wire transfers to the Escrow Agent shall be made as follows:

BANK:   Citibank
New York, NY
A/C of Sichenzia Ross Friedman Ference LLP, IOLA

ABA:
ACCOUNT:
SWIFT Code: CITIUS33
REFERENCE:  “Med-Tech Solutions, Inc. - [insert Purchaser’s name]”

Sichenzia Ross Friedman Ference LLP Accounting Contact: Mimi Shore; telephone: (212) 930-9700; email: mshore@srff.com.

1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the Subscription Amounts for the Closing along with facsimile copies of counterpart signature pages of the Subscription Agreement, Confidential Prospective Purchaser Questionnaire and this Agreement from each Purchaser, and 4Rivers’ executed counterpart of the Acquisition Agreement, shall deliver to the Escrow Agent for the Closing the Shares to be issued to each Purchaser at the Closing together with:

(a) the Company’s executed counterpart of the Subscription Agreement;

(b) the Company’s original executed counterpart of this Escrow Agreement;

(c) the Company’s original executed counterpart of the Acquisition Agreement;

(d) the deliverables as per the Subscription Agreement.

1.5 In the event that the foregoing items are not in the Escrow Agent’s possession within five (5) Business Days of the Escrow Agent notifying the Company that the Escrow

Agent has custody of the Subscription Amount for the Closing, then the Escrow Agent will telephonically notify each Purchaser and each Purchaser shall at all times thereafter until the Closing have the right to demand the return of their portion of the Subscription Amount.

1.6 Once the Escrow Agent receives a Release Notice in the form attached hereto as Exhibit X (the “Release Notice”) executed by the Company and each Purchaser it shall wire 100% of the aggregate Purchase Price amounts per the joint written instructions of the Company, net of $80,000 to cover legal and escrow agent fees to SRFF per the written instructions of SRFF.

1.7 Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent on the Closing Date.

1.8 Upon receipt by the Escrow Agent of the Release Notice from each of the Purchasers and the Company, the Escrow Agent shall deliver the Subscription Agreement, the certificates evidencing the Shares, the Escrow Agreement, and the opinion of counsel to the appropriate parties.

1.9  In the event the Company reasonably determines it is necessary or appropriate to reject the subscription of any Purchaser for whom the Escrow Agent has received escrowed funds and Offering Documents, the Company shall deliver written notice of such event to the Escrow Agent which notice shall include the reason for such rejection and the time, place and method of delivery for the return to such Purchaser of the escrow funds and Offering Documents delivered by such Subscriber. The Escrow Agent shall deliver such funds (without interest or deduction) and documents pursuant to such written notice.

1.10 In the event the Closing Conditions, as set forth in the Memorandum and the Subscription Agreement, are not satisfied during the Offering Period (subject to applicable extensions), the Company shall deliver written notice executed by its duly authorized executive officer indicating that this Offering has been terminated and designating a termination date, and the Escrow Agent shall return to each Purchaser, all funds received from such Purchaser, pursuant to this Offering (without interest or deduction) and all documents delivered by such Subscriber to the Escrow Agent.

ARTICLE II

MISCELLANEOUS

2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

2.2  All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Subscription Agreement.

2.3  This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

2.4  This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

2.5  Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

2.6  The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

2.7  The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

2.8  The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

2.9  The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Subscription Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent.

2.12 The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

2.15 The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Subscription Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

MED-TECH SOLUTIONS, INC.
By: /s/ Mark A. McLeary Name: Mark A. McLeary Title: Chief Executive Officer
With a copy to (which shall not constitute notice):
ESCROW AGENT:
SICHENZIA ROSS FRIEDMAN FERENCE LLP
By: /s/ Sichenzia Ross Friedman Ference LLP Name: Sichenzia Ross Friedman Ference LLP Title: Managing Partner

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[SIGNATURE PAGE OF PURCHASERS TO MDTU ESCROW]

Name of Purchaser: __________________________
Signature of Authorized Signatory of Purchaser: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGE OF PURCHASERS FOLLOWS]

Exhibit X to
Escrow Agreement
RELEASE NOTICE

The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of March 26, 2007, among Med-Tech Solutions, Inc., the Purchasers signatories thereto and Sichenzia Ross Friedman Ference LLP, as Escrow Agent (the “Escrow Agreement”; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in the Subscription Agreement (the “Subscription Agreement”) have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Subscription Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchaser.

This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 26th day of March 2007.

MED-TECH SOLUTIONS, INC.
By: /s/ Mark A. McLeary Name: Mark A. McLeary Title: Chief Executive Officer

[SIGNATURE PAGE OF PURCHASERS FOLLOWS]

[SIGNATURE PAGE OF PURCHASERS TO MDTU RELEASE]

Name of Purchaser: __________________________
Signature of Authorized Signatory of Purchaser: __________________________
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

[SIGNATURE PAGE OF PURCHASERS FOLLOWS]